U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED: July 23, 1999


                           Commission File No. 0-25357


                               TRAVELNOW.COM INC.
                               ------------------
                 (Name of Small Business Issuer in Its Charter)


           Florida                                        59-3391244
           -------                                        ----------
(State of Other Jurisdiction of             (I.R.S. Employer Identification No.)
 Incorporation or Organization)

             318 Park Central East, Suite 306, Springfield, MO 65806
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              (Address of Principal Executive Offices) (Zip Code)


                                 (417) 864-3600
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                (Issuer's Telephone Number, Including Area Code)


                             SENTRY ACCOUNTING, INC.
               321 N. Kentucky Avenue, Suite 1, Lakeland, FL 33801
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         (Former name, former address and former fiscal year, if changed since last year.)

Item 1. Change in Control of Registrant
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     On July 23, 1999, an Agreement and Plan of Reorganization (the "Agreement") was consummated between Sentry Accounting, Inc., a Florida corporation ("registrant"), and TravelNow.com Inc., a Missouri corporation ("TravelNow"), wherein registrant acquired 100% of the issued and outstanding stock of TravelNow.com Inc. for 1,475,533 shares of restricted common stock of the registrant.

     In conjunction with the Agreement, the registrant elected Jeff Wasson and Chris Noble to its Board of Directors, with Mr. Wasson appointed as the new Chairman of the Board. Teresa B. Crowley resigned from the Board of Directors with an effective date of August 2, 1999. All officers of the registrant prior to the Agreement resigned with Mr. Wasson being appointed as President and Mr. Noble appointed as Chief Executive Officer and Secretary. The registrant has submitted information to its shareholders and the SEC, pursuant to Section 14(f)-1 of the Securities Act of 1933, as amended.

Item 2. Acquisition or Disposition of Assets.
---------------------------------------------

     On July 23, 1999, the Agreement between registrant and TravelNow was closed wherein the registrant acquired 100% of the issued and outstanding common stock of TravelNow for an aggregate of 1,475,533 shares of restricted common stock of the registrant. The Effective Date of the Agreement is July 27, 1999. Pursuant to the Agreement, the registrant issued an aggregate of 1,475,533 shares of restricted common stock to the TravelNow shareholders and retired 2,000,000 shares owned by previous management of the registrant. Accordingly, the new combined entity will have approximately 1,966,533 shares issued and outstanding after the closing of the Agreement and the TravelNow shareholders own approximately 75% of the outstanding common stock of the registrant.

     Pursuant to the terms of the Agreement, the registrant amended its Articles of Incorporation to (a) change the name of the company to "TravelNow.com Inc."; and (b) to authorize a class of Preferred Stock, consisting of 25,000,000 authorized shares, no par value and to authorize the Board of Directors to issue such Preferred Stock in one or more series, without further approval of the stockholders of the registrant and permit the Board of Directors to establish the attributes of any series of Preferred Stock prior to the issuance of any such series.

Item 4. Changes in Registrant's Certifying Accountant
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     The firm of Deloitte & Touche, LLP, Little Rock, Arkansas, independent auditors of TravelNow prior to the merger outlined in Item 1 of this Form 8K, will serve as the independent auditors of the registrant.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibits
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(a) & (b) The registrant intends to file its financial statements reflecting the transaction required by Item 7(a) and (b) as soon as practicable.

      (c) Exhibits

          2.01 Agreement and Plan of Reorganization by and between Sentry Accounting, Inc. and TravelNow.com Inc. dated July 23, 1999.

          3.04 Articles of Amendment to the Articles of Incorporation filed July 27, 1999.

          99.1 TravelNow.com Inc. press release dated August 4, 1999.

SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: August  6, 1999

                                         TRAVELNOW.COM INC.

                                         By: /s/ Jeff Wasson
                                         -------------------
                                         Jeff Wasson, President